                                                                   Exhibit 10.85


           AMENDMENT NO. 1, dated as of May 22, 1997, among Scrubgrass Generating Company, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware, as Lessor (the "Lessor"),
                                                                  ------
Buzzard Power Corporation, a Delaware corporation as Lessee (the "Lessee"),
                                                                  ------
Bankers Trust Company, a New York banking corporation, as Disbursement Agent (the "Disbursement Agent"), and Credit Lyonnais, New York Branch ("Credit
      ------------------
Lyonnais"), in its capacity as agent for the Banks and the LOC Issuer (in such capacity, as described more specifically in the Amended and Restated Reimbursement Agreement referred to below, the "Agent"). (All capitalized terms
                                                -----
used herein shall, unless the context otherwise requires or unless they are otherwise defined herein, have the meanings assigned to such terms in the Amended and Restated Disbursement Agreement, as hereinafter defined).

           WHEREAS, the Borrower, the Banks, the Agent, National Westminster Bank Plc, acting through its New York Branch, ("NatWest") in its capacity as the Bond LOC Issuer (as defined in the Amended and Restated Reimbursement Agreement referred to below) and Landesbank Hessen-Thuringen Girozentrale, New York Branch, in its capacity as the Contract LOC Issuer (as so defined), are parties to an Amended and Restated Reimbursement and Loan Agreement dated December 22, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Amended and Restated Reimbursement Agreement");
     --------------------------------------------

           WHEREAS, the Lessor, the Lessee, the Disbursement Agent and the Agent have entered into an Amended and Restated Disbursement and Security Agreement, dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the "Amended and Restated Disbursement Agreement");

           WHEREAS, the Borrower has requested that the Banks agree to amend the terms and conditions of the Debt Service Loans, and the Banks are willing to do so as set forth in Amendment No. 2 dated as of May 22, 1997 to the Amended and Restated Reimbursement Agreement ("Amendment No. 2");

           WHEREAS, the Lessor, the Lessee, the Agent and the Disbursement Agent desire to amend the Amended and Restated Disbursement Agreement in order to reflect the amended terms and conditions of the Debt Service Loans;

           WHEREAS, the Lessor, the Lessee, the Agent, the Disbursement Agent, Bankers Trust Company, as Bond Trustee (in such capacity, the "Bond Trustee") and Environmental Power Corporation, a Delaware corporation ("EPC") have entered into an Amended and Restated Participation Agreement dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the "Amended and Restated Participation Agreement"); and

           WHEREAS, simultaneously herewith the Lessor, the Lessee, the Agent, the Disbursement Agent, the Bond Trustee and EPC are entering into Amendment No. 1 to the Amended and Restated Participation Agreement in order to reflect the amended terms and conditions of the Debt Service Loans.

           NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the parties hereto agree as follows:

           Section 1. Definitions. Capitalized terms used herein shall, unless
                      -----------
the context otherwise requires or they are otherwise defined herein, have the meanings set forth in the Amended and Restated Participation Agreement, as amended by Amendment No. 1 thereto.

           In addition, the following term shall have the following meaning when used in this Amendment No. 1:

           "Effective Date" shall mean the date upon which each of the
            --------------
conditions precedent set forth in Section 4 of Amendment No. 2. shall have been satisfied.

           Section 2. Amendments. Effective on and as of the Effective Date:
                      ----------

           a) Section 5.01 of the Amended and Restated Disbursement Agreement is hereby amended by replacing the word "and" before the "(iii)" in the first sentence with a comma and adding the following to the end of the first sentence:

          "and (iv) all amounts received by Borrower or Lessee in respect of any proceeds of insurance or claims against GEC Alsthom relating to the generator bars."

          (b) Clause Eighth of Section 5.02 (a) (x) of the Amended and
                     ------
Restated Disbursement Agreement is amended to read in its entirety as follows:

          "Eighth, an amount selected by the Borrower to repay principal of
           ------
          Working Capital Loans and/or subject to Section 5.07(f) of the Amended and Restated Reimbursement Agreement, Debt Service Loans."

          (c) Clause Seventh of Section 5.02 (a) (Y) of the Amended and Restated
                     -------
Disbursement Agreement is amended to read in its entirety as follows:

           "Seventh, (a) to the payment of any Debt Service (Tranche A) Loan, if
            -------
           necessary, to reduce such loan balance to the Required Maximum Debt Service (Tranche A) Loan Amount for such Payment Date, and (b) then to the payment of any outstanding Debt Service (Tranche B) Loan, provided, however, that in the event that the Required Maximum Debt
           -----------------
           Service (Tranche A) Loan Amount has been reduced to zero (0) under clauses (a) (ii) or (a) (iii) of the definition thereof, then amounts under this clause Seventh shall be applied to the payment of
                             -------
           outstanding Debt Service (Tranche A) Loans and outstanding Debt Service (Tranche B) Loans, pro rata based on the principal amount of Debt Service (Tranche A) Loans and principal amount of Debt Service (Tranche B) Loans, respectively, bears to the aggregate outstanding principal amount of Debt Service (Tranche A) Loans and Debt Service (Tranche B) Loans."

                    (d) A new Schedule IIA in the form of Exhibit A hereto is hereby added to the Amended and Restated Disbursement Agreement.

                    Section 3.  Reference to and Effect on the Loan Documents.
                                ---------------------------------------------
          (a) Upon the effectiveness of this Amendment No. 1, each reference in the Amended and Restated Disbursement Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Notes and the other Loan Documents to the Amended and Restated Disbursement Agreement, shall mean and be a reference to the Amended and Restated Disbursement Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                    (b) Except as expressly provided herein, the Amended and Restated Disbursement Agreement shall remain unchanged and in full force and effect.

                    (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents.

                    Section 4.  Execution in Counterparts.  This Amendment No. 1
                                -------------------------
          may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                    Section 5.  Expenses.  Without limiting its obligations
                                --------
          under Article XV of the Amended and Restated Reimbursement Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Agent and the Banks (including, without limitation, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Agent and the LOC Issuers) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1.

          Section 6.  Headings.  Section headings in this Amendment No. 1 are
                      --------
          included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

                    Section 7.  Binding Effect.  This Amendment No. 1 shall be
                                --------------
          binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                     Section 8.  GOVERNING LAW.  THIS AMENDMENT NO. 1 SHALL BE
                                 -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO THE CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO)

                    The next page is the signature page.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the date first above written.

                                 LESSOR
                                 ------

                                 SCRUBGRASS GENERATING
                                  COMPANY, L.P.



                                 By: /s/ Donald C. Sturmer
                                    ---------------------------
                                    Name: Donald C. Sturmer
                                    Title: Vice President


                                 AGENT
                                 -----

                                 CREDIT LYONNAIS, NEW YORK
                                     BRANCH, as Agent and as a Bank


                                 By: /s/ Robert G. Colvin
                                    ---------------------------
                                    Name: Robert G. Colvin
                                    Title: Vice President

                                 DISBURSEMENT AGENT
                                 ------------------

                                 BANKERS TRUST COMPANY


                                 By: /s/ K. Wendy Kumer
                                    ---------------------------
                                    Name: K. Wendy Kumer
                                    Title: Assistant Vice President

                                 LESSEE
                                 ------

                                 BUZZARD POWER CORPORATION


                                 By: /s/ William D. Linehan
                                    ---------------------------
                                    Name: William D. Linehan
                                    Title: Chief Financial Officer

                                                            Exhibit A



                                  Schedule IIA

                    [insert same as Schedule 5.02A to RLA]

         SCHEDULE 5.02A to Amended and Restated Reimbursement Agreement

                   *= Calculation Date


    (1)                               Maximum Debt Service
  Payment                               (Tranche A) Loan
   Date                                       Amount
-----------------------------------------------------------
    18        June 3, 1997                   3,000,000
    19*       July 2, 1997                   3,000,000
    20        August 1, 1997                 3,000,000
    21        September 3, 1997              3,000,000
    22*       October 2, 1997                3,000,000
    23        October 31, 1997               3,000,000
    24        December 4, 1997               3,000,000
    25*       January 2, 1998                3,000,000

    26        February 3, 1998               3,000,000
    27        March 4, 1998                  3,000,000
    28*       April 1, 1998                  3,000,000
    29        May l, 1998                    3,000,000
    30        June 3, 1998                   3,000,000
    31*       July 1, 1998                   2,400,000
    32        July 31, 1998                  2,400,000
    33        September 2, 1998              2,400,000
    34*       October 2, 1998                2,400,000
    35        November 2, 1998               2,400,000
    38        December 3, 1998               2,400,000
    37*       January 4, 1999                1,800,000

    38        February 3, 1999               1,800,000
    39        March 3, 1999                  1,800,000
    40*       March 31, 1999                 1,800,000
    41        May 3, 1999                    1,800,000
    42        June 3, 1999                   1,800,000
    43*       July 1, 1999                   1,200,000
    44        August 2, 1999                 1,200,000
    45        September l, 1999              1,200,000
    46*       October 4, 1999                1,200,000
    47        November 2, 1999               1,200,000
    48        December 2, 1999               1,200,000
    49*       December 31, 1999                600,000

    50        February 2, 2000                 600,000
    51        March 2, 2000                    600,000
    52*       March 31, 2000                   600,000
    53        May 3, 2000                      600,000
    54        June 1, 2000                     600,000
    55        July 3, 2000                           0
Thereafter

(1) Corresponds to Payment Dates on Schedule 5.02 to Amended and Restated Reimbursement Agreement